EXECUTION COPY

AMENDMENT NO. 1 TO

SECURITIES PURCHASE AGREEMENT

This AMENDMENT NO. 1, dated as of February 12, 2018 (this “Amendment”), to the SECURITIES PURCHASE AGREEMENT (the “Securities Purchase Agreement”), dated as of January 22, 2018, by and among Longfin Corp., a Delaware corporation with offices located at 16-017, 85 Broad Street, New York, New York 10004 (the “Company”), and the undersigned investor (the “Investor”). Unless otherwise defined herein or the context otherwise requires, capitalized terms used herein and defined in the Securities Purchase Agreement shall be used herein as therein defined.

A. The Company and the Investor entered into the Securities Purchase Agreement pursuant to which the Investor agreed to purchase certain Notes and Warrants of the Company, upon the terms and subject to the conditions set forth therein.

B. As of time this Amendment is being executed, the Closing has not yet occurred.

C. In connection with certain discussions with, and comments by, the Principal Market, the Company and the Investor now desire to amend the Securities Purchase Agreement as provided herein.

NOW, THEREFORE, in consideration of the promises and the mutual representations, warranties, covenants and agreements set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. AMENDMENTS

(a) Form of Notes. “Exhibit A-1” of the Securities Purchase Agreement is hereby amended and restated in the form of Exhibit A-1 attached hereto (the “New Form of Series A Note”). “Exhibit A-2” of the Securities Purchase Agreement is hereby amended and restated in the form of Exhibit A-2 attached hereto (the “New Form of Series B Note”).

(b) Stockholder Approval. 4(x) of the Securities Purchase Agreement is hereby amended by replacing “February 28, 2018” with “March 15, 2018”.

(c) Capitalization. Clause (C) of Section 3(q)(ii) of the Securities Purchase Agreement is hereby amended and restated as follows:

100,000,000 shares of Common Stock, of which, 46,540,989 shares are issued and outstanding and 39,834 shares are reserved for issuance pursuant to Convertible Securities (as defined below) (other than the Notes and the Warrants) exercisable or exchangeable for, or convertible into, shares of Common Stock

(d) Securities Purchase Agreement. The definition of “Agreement” as defined in the Securities Purchase Agreement, is hereby amended to include this Amendment. The definition of “Securities Purchase Agreement”, as defined by each other Transaction Document, is hereby amended to include this Amendment.

2. REPRESENTATIONS AND WARRANTIES

(a) Investor Bring Down. The Investor hereby makes the representations and warranties as to itself only as set forth in Section 2 of the Securities Purchase Agreement (as amended hereby) as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Amendment.

(b) Company Bring Down. The Company hereby makes the representations and warranties to the Investor as set forth in Section 3 of the Securities Purchase Agreement (as amended hereby) as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Amendment.

3. MISCELLANEOUS

(a) Disclosure of Transactions and Other Material Information. The Company shall, on or before 9:30 a.m. (but in no event prior to 9:15 a.m.), New York time, on the first Trading Day after the date of this Agreement, file a Current Report on Form 8-K/A, describing all the material terms of the transactions contemplated by this Amendment in the form required by the 1934 Act, attaching this Amendment and amending and restating Exhibit 2 of the Company’s Current Report on Form 8-K, filed with the SEC on January 23, 2018 with the New Form of Series A Note and the New Form of Series B Note (including all attachments, the “8-K/A Filing”). From and after the 8-K/A Filing, the Company shall have disclosed all material, non-public information (if any) delivered to the Investor by the Company or any of its Subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by this Amendment and the Transaction Documents. In addition, effective upon the filing of the 8-K/A Filing, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between the Company, any of its Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and the Investor or any of its affiliates, on the other hand, shall terminate.

(b) Effective Time. Upon the execution hereof by the Company and the Investor, this Amendment shall become effective as of the date first written above.

(c) General. The provisions of Section 9 of the Securities Purchase Agreement are hereby incorporated by reference herein, mutatis mutandis.

(d) Counterparts. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

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IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Amendment to the Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

LONGFIN CORP.

By:
Name:
Title:

IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Amendment to the Securities Purchase Agreement to be duly executed as of the date first written above.

INVESTOR:

HUDSON BAY MASTER FUND LTD

By:
Name:
Title: